UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

THE PHOENIX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16517	06-1599088
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of principal executive offices)	(Zip Code)

(860) 403-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at The Phoenix Companies, Inc.’s Investor Conference on December 13, 2005 and may be used by The Phoenix Companies, Inc. (the “Company”) in various other presentations to investors. It contains the Company’s outlook and guidance for 2006, including its return on equity target. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 7.01.

Regulation FD.

The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the Company’s Investor Conference on December 13, 2005 and may be used by the Company in various other presentations to investors. It contains the Company’s outlook and guidance for 2006, including its return on equity target. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

99.1

Slide presentation to be presented at The Phoenix Companies, Inc.’s Investor Conference on

December 13, 2005.  This slide presentation is furnished and not filed pursuant to Instruction B.2 of

Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: December 13, 2005	By: /s/ Carole A. Masters

Name: Carole A. Masters
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slide presentation to be presented at The Phoenix Companies, Inc.’s Investor Conference on December 13, 2005

2